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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 16, 2000
                Date of Report (Date of Earliest Event Reported)


                               CAREERBUILDER, INC.
             (Exact name of Registrant as specified in its charter)


                  DELAWARE              000-25949          54-1779164
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       State or Other Jurisdiction    (Commission File    (IRS Employer)
       of Incorporation or                Number)      Identification No.)
       Organization)



          10790 Parkridge Boulevard, Suite 200, Reston, Virginia 20191

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               (Address of Principal Executive Office)           (Zip Code)

                                  703-259-5500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

            On July 16, 2000, CareerBuilder, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Career Holdings, Inc. and CB Acquisition Corp., each a newly formed Delaware corporation that is directly or indirectly owned jointly by Tribune Company ("TC"), a Delaware corporation, and Knightridder.com ("KR"), a Delaware corporation and a wholly owned subsidiary of Knight Ridder, Inc. Under the Merger Agreement, Sub is obligated commence on or before July 25, 2000, a tender offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the "Shares"), at a purchase price of $8.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price").

            Pursuant to the Merger Agreement, following the completion of the Offer and the satisfaction or waiver of certain other conditions, Sub will be merged with and into the Company (the "Merger") with the Company being the surviving corporation. In the Merger, each outstanding Share (other than (i) Shares held by the Company, (ii) Shares held by Parent or its wholly owned subsidiaries, and (iii) Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive the Offer Price. In connection with the Merger Agreement, TC, KR and Parent entered into an Investment Agreement dated July 16, 2000 (the "Investment Agreement"), to which the Company is an express third party beneficiary.

            The Offer is conditioned on, among other things, Tribune and Knight Ridder acquiring at least a majority of the outstanding stock of CareerBuilder on a fully diluted basis. Holders of approximately 44% of the outstanding shares of CareerBuilder have entered in stockholder agreements (the "Stockholder Agreements") pursuant to which they have agreed to tender their shares in the offer and to vote their shares in favor of the merger agreement and against any other transaction, subject to the provisions of the Stockholder Agreement. The transaction is subject to other customary conditions, including Hart-Scott-Rodino clearance.

            A copy of each of the Merger Agreement, the Investment Agreement, a form of the Stockholder Agreement and the press release announcing the transaction are filed herewith as Exhibits 2.1, 99.1, 99.2 and 99.3, respectively, and are incorporated herein by

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reference in their entirety. The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

   No.            Description
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2.1         Agreement and Plan of Merger dated as of July 16, 2000 among Career
            Holdings, Inc., CB Acquisition Corp. and Careerbuilder, Inc.

99.1 Investment Agreement dated as of July 16, 2000 among Tribune Company, Knightridder.com and Career Holdings, Inc.

99.2        Form of Stockholder Agreement

99.3        Text of Press Release dated July 17, 2000

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 17, 2000

                  CAREERBUILDER, INC.



                  By: /s/ James A. Tholen
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                   Name:  James A. Tholen
                   Title: Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
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2.1         Agreement and Plan of Merger dated as of July 16, 2000 among Career
            Holdings, Inc., CB Acquisition Corp. and Careerbuilder, Inc.

99.1 Investment Agreement dated as of July 16, 2000 among Tribune Company, Knightridder.com and Career Holdings, Inc.

99.2        Form of Stockholder Agreement

99.3        Text of Press Release dated July 17, 2000